UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2019
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 7.01.     Regulation FD Disclosure
On December 13, 2019, Aramark Services, Inc. (the “Issuer”), an indirect wholly owned subsidiary of Aramark, issued a notice of conditional redemption pursuant to the indenture, dated as of December 17, 2015, as supplemented, among the Issuer, the guarantors party thereto and The Bank of New York Mellon, as trustee, relating to the Issuer’s 5.125% Senior Notes due 2024 (the “2024 Notes”), notifying holders that the Issuer has elected to redeem (the “Redemption”), on January 15, 2020, the entire $900,000,000 aggregate principal amount of the 2024 Notes currently outstanding.
The Redemption is conditioned upon consummation of refinancing transactions by the Issuer yielding net proceeds that are sufficient to pay the redemption price. This condition may be waived by the Issuer in its sole discretion. In addition, the Redemption Date may, in the Issuer’s discretion, be delayed until such time as the foregoing condition is satisfied or waived.
The redemption price with respect to the 2024 Notes to be redeemed pursuant to the Redemption will be equal to 102.563% of the aggregate principal amount of such 2024 Notes, plus accrued and unpaid interest, if any, to the date of redemption.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by Aramark under the Securities Act of 1933, as amended or under Securities Exchange Act of 1934, as amended, unless Aramark expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in Aramark’s filings with the Securities and Exchange Commission. Aramark disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	December 13, 2019	By:	/s/ STEPHEN P. BRAMLAGE, JR.
		Name:	STEPHEN P. BRAMLAGE, JR.
		Title:	Executive Vice President and
Chief Financial Officer